UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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☒           Soliciting Material Under Rule 14a-12

ORTHOFIX INTERNATIONAL N.V.
(Name of Registrant as Specified in Its Charter)

RAMIUS VALUE AND OPPORTUNITY MASTER FUND LTD
RAMIUS ENTERPRISE MASTER FUND LTD
RAMIUS ADVISORS, LLC
RCG STARBOARD ADVISORS, LLC
RAMIUS LLC
C4S & CO., L.L.C.
PETER A. COHEN
MORGAN B. STARK
JEFFREY M. SOLOMON
THOMAS W. STRAUSS
J. MICHAEL EGAN
PETER A. FELD
STEVEN J. LEE
CHARLES T. ORSATTI

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Ramius Value and Opportunity Master Fund Ltd, an affiliate of Ramius LLC (“Ramius”), together with the other participants named herein, has made a definitive filing with the Securities and Exchange Commission (“SEC”) of a solicitation statement and an accompanying WHITE request form to be used to solicit written requests from shareholders of Orthofix International N.V., a limited liability company organized under the laws of the Netherlands Antilles (the “Company”), to call a special general meeting of the Company for the purpose of seeking to remove and replace certain directors of the Company.

Item 1: On January 28, 2009, Ramius deivered the following letter to the Company.

RAMIUS VALUE AND OPPORTUNITY MASTER FUND LTD
c/o RCG Starboard Advisors, LLC
599 Lexington Avenue, 20th Floor
New York, New York 10022

January 28, 2009

VIA FACSIMILE AND FEDERAL EXPRESS

Orthofix International N.V.
7 Abraham de Veerstraat Curaçao
Netherlands Antilles

United States Corporate Offices
1720 Bray Central Drive
McKinney, TX 75069

Attn: Corporate Secretary

Re:	Ramius Value and Opportunity Master Fund Ltd Written Request Solicitation of Orthofix International N.V. Shareholders

Dear Sir or Madam:

Ramius Value and Opportunity Master Fund Ltd, an exempted company organized under the laws of the Cayman Islands (“Ramius”) with a business address of c/o Citco Fund Services (Cayman Islands) Limited, Corporate Center, West Bay Road, Grand Cayman, Cayman Islands, British West Indies, hereby delivers to you, the Corporate Secretary of Orthofix International N.V., a limited liability company organized under the laws of the Netherlands Antilles (“Orthofix” or the “Company”), written requests to call a special general meeting of the Company’s shareholders pursuant to Article 129 of the Netherlands Antilles Civil Code (the “Antilles Code”).  Such written requests are signed by shareholders that may cast at least 10% of the votes with regard to a specific subject matter, as required by the Code.

As you can see below, Ramius has received the support of shareholders representing approximately 55% of the outstanding shares to request that the Company call a special general meeting of shareholders. Ramius believes this strong show of support, which is well in excess of the required 10% threshold, clearly demonstrates that shareholders demand the opportunity to exercise their right to call a special general meeting for the purpose of voting on the composition of the board.  Ramius therefore urges you to schedule the special general meeting as soon as practicable in accordance with both the Code and the Company’s Articles of Association.

The written requests are from the holders of 9,434,251 shares of the Company’s Common Stock, par value $.001 per shares (the “Shares”).  The Shares represent 55.16% of the outstanding Common Stock as of January 6, 2009, based upon the Company’s disclosure in its Revocation Solicitation Statement filed with the Securities and Exchange Commission on January 12, 2009 that “as of December 31, 2008, there were 17,102,540 outstanding shares of Common Stock.”

The enclosed materials include:

1.	A Written Request executed by Broadridge Financial Solutions, Inc. (“Broadridge”) on behalf of its clients, representing 9,140,137 Shares.
2.	A Written Request executed by Goldman, Sachs & Co., DTC participant 5, representing 93,103 Shares.
3.	A Written Request executed by Morgan Stanley & Co. Incorporated, DTC participant 50, representing 201,011 Shares.

The Depository Trust Company has advised us that on January 28, 2009 it mailed its omnibus proxy relating to our solicitation of Written Requests to Dan Yarborough, Orthofix International N.V., 800 Boylston Street, 39th Floor, Boston, MA  02199.

Please acknowledge your receipt of this letter and the enclosed written consents by signing and date-stamping the attached copy of this letter and returning it in the postage paid envelope provided.

Very truly yours,
RAMIUS VALUE AND OPPORTUNITY MASTER FUND LTD

By:	/s/ Owen S. Littman
Name: Owen S. Littman
Title: Authorized Signatory

Receipt Acknowledged

By:
Name:
Date:

CERTAIN INFORMATION CONCERNING PARTICIPANTS

Ramius Value and Opportunity Master Fund Ltd (“Value and Opportunity Master Fund”), together with the other participants named herein, has filed a definitive solicitation statement and an accompanying WHITE request card with the Securities and Exchange Commission (“SEC”) to be used to solicit written requests from shareholders of Orthofix International N.V., a limited liability company organized under the laws of the Netherlands Antilles (the “Company”), to call a special general meeting of the Company for the purpose of seeking to remove and replace certain directors of the Company.

The participants intend to file and disseminate a separate proxy statement and proxy card relating to proposals to be voted upon at the special general meeting.

VALUE AND OPPORTUNITY MASTER FUND ADVISES ALL SHAREHOLDERS OF THE COMPANY TO READ THE SOLICITATION MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH MATERIALS ARE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THE SOLICITATION WILL PROVIDE COPIES OF THE SOLICITATION MATERIALS WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR, INNISFREE M&A INCORPORATED, AT ITS TOLL-FREE NUMBER: (888) 750-5884.

The participants in the proxy solicitation are Value and Opportunity Master Fund, Ramius Enterprise Master Fund Ltd (“Enterprise Master Fund”), Ramius Advisors, LLC (“Ramius Advisors”), RCG Starboard Advisors, LLC (“RCG Starboard Advisors”), Ramius LLC (“Ramius”), C4S & Co., L.L.C. (“C4S”), Peter A. Cohen (“Mr. Cohen”), Morgan B. Stark (“Mr. Stark”), Thomas W. Strauss (“Mr. Strauss”), Jeffrey M. Solomon (“Mr. Solomon”), Peter A. Feld (“Mr. Feld”), J. Michael Egan (“Mr. Egan”), Steven J. Lee (“Mr. Lee”) and Charles T. Orsatti (“Mr. Orsatti”).

As of the date of this filing, Value and Opportunity Master Fund beneficially owns 786,045 shares of Common Stock of the Company. RCG Starboard Advisors, as the investment manager of Value and Opportunity Master Fund, is deemed to be the beneficial owner of the 786,045 shares of Common Stock of the Company owned by Value and Opportunity Master Fund.

As of the date of this filing, Enterprise Master Fund beneficially owns 115,935 shares of Common Stock of the Company. Ramius Advisors, as the investment advisor of Enterprise Master Fund, is deemed to be the beneficial owner of the 115,935  shares of Common Stock of the Company owned by Enterprise Master Fund.

Ramius, as the sole member of each of RCG Starboard Advisors and Ramius Advisors, C4S, as the managing member of Ramius, and Messrs. Cohen, Stark, Strauss and Solomon, as the managing members of C4S, are each deemed to be the beneficial owners of the 786,045 shares of Common Stock of the Company owned by Value and Opportunity Master Fund and the 115,935 shares of Common Stock of the Company owned by Enterprise Master Fund. Messrs. Cohen, Stark, Strauss and Solomon share voting and dispositive power with respect to the shares of Common Stock of the Company owned by Value and Opportunity Master Fund and Enterprise Master Fund by virtue of their shared authority to vote and dispose of such shares of Common Stock.

As of the date of this filing, none of Messrs. Feld, Egan, Lee or Orsatti directly own any shares of Common Stock of the Company.

As members of a “group” for the purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended, each of the participants in this solicitation is deemed to beneficially own the shares of Common Stock of the Company beneficially owned in the aggregate by the other participants. Each of the participants in this proxy solicitation disclaims beneficial ownership of such shares of Common Stock except to the extent of his or its pecuniary interest therein.

Contact:

Media & Shareholders:
Sard Verbinnen & Co
Dan Gagnier/ Renée Soto/Jonathan Doorley
212-687-8080

Source: Ramius LLC